ALBERTA BAKKEN
BAKKEN
NIOBRARA
MARCELLUS
UINTA BASIN
DENVER BASIN
FAYETTEVILLE
HAYNESVILLE
PERMIAN BASIN
BARNETT
TUSCALOOSA
EAGLE FORD

Jefferies & Company May 17-18, 2011 Exhibit 99.1 “Well-positioned for unconventional plays.” Pioneer Drilling Company

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,”
“intend,” “seek,” “will,” “should,” “goal,” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the
Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations.
Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December
31, 2010.  Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements.  All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Overview
Ticker Symbol: PDC
Market Cap: $712 million (May 11, 2011)
Stock price: $13.12 (May 11, 2011)
Average 3-month daily
trading volume:
879,066 shares
Public float: Approximately 54 million shares
Employees: 2,692
Headquarters: San Antonio, Texas
Website: www.pioneerdrlg.com

4 Pioneer Drilling Overview 4

Investment Considerations
34 rigs backed by term contracts (approximately 68% of working rigs)
Opened West Texas drilling division with four rigs currently drilling and nine additional rigs under contract to begin drilling throughout 2011
Continued organic growth opportunities in core businesses: land drilling, well services and wireline
Signed two new-build drilling term contracts for delivery in the first quarter of
2012
Adding 12 well service rigs in 2011
Adding 17 wireline units in 2011

Drilling Services
64%
36%
Production Services

Drilling Services
57%
43%
Production Services

PIONEER DRILLING COMPANY

Colombia
Overview of Pioneer
71 land drilling rigs (approximately 9
th
largest contract driller)
78 well service rigs (approximately 7
th
largest well service provider)
98 wireline units (81 cased hole, 17 open hole)
Diversified Energy Services Provider TTM March 31, 2011
Total Revenue:  $555 million
Total Margin: $187 million
Service Points
Drilling Services
Well Services
Wireline Services
Fishing & Rental
Services
PDC HQ

40
52
61
66
70
71
71
2004
2005
2006
2007
2008
2009
2010

58%
42%

20%
31%
49%

Drilling Services-Segment Overview

Historical Fleet Growth
Locations
Current Rig Fleet Mix
Note: Rig counts for 2004, 2005 and 2006 represent fiscal years ended March 31, 2004, 2005 and 2006 while 2007, 2008 and 2009 represent fiscal years ended December 31, 2007, 2008 and 2009.
* Cold-stacked
18 rigs
South Texas
11 rigs
East Texas
Electric
Mechanical
550-999
HP
1,000-1,499
HP
1,500-2,000
HP
9 rigs
North Dakota
9 rigs
West Texas
3 rigs
Utah
7 rigs
Appalachia
8 rigs
Colombia
6 rigs
Oklahoma*

Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Q1 '06
Q3 '06
Q1 '07
Q3 '07
Q1 '08
Q3 '08
Q1 '09
Q3 '09
Q1 '10
Q3 '10
Q1 '11

PIONEER DRILLING COMPANY

Strong Utilization Through the Cycles
Source:  Helmerich & Payne, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, &  press releases.  Nabors utilization rates for worldwide land fleet obtained from public documents and industry analysts.  Helmerich & Payne Q3 2010 only estimated based on analyst reports. Pioneer Drilling utilization rates include Colombian operations beginning Q3 2007.
(1)    PDC utilization as of May 12, 2011.
Averaged 85% utilization through cycles since 2001, comparing favorably to peers
Utilization has rebounded from a monthly low of 33% in June 2009 to 70% currently
(1)
Comparable Utilization Rates
0%
20%
40%
60%
80%
100%
Pioneer Helmerich & Payne Patterson-UTI Nabors Precision (U.S.)

Modern, Efficient Drilling Fleet
35 rigs working with top drives (49%
of fleet)
16 walking/skidding systems on rigs
34 pairs of 1300/1600 HP mud pumps
62% of rigs have iron roughnecks
42% of rigs are electric
50 Series Rig
50 Series Rig

60 Series Rig

Mast
Traveling
Equipment
Mud Tanks
Handling
Equipment
Drawworks
Mud Pumps
Mud Cleaning
Equipment
Pipe Racks
Accumulator
Gas Buster
Choke
Manifold
SCR House
Fuel-Water
Tank
Power
Package
Suitcases

Well Service Fleet Overview

One of the newest and most highly capable well service fleets in the industry
Seventy-one 550 HP rigs
Six 600 HP rigs
One 400 HP rig
Established in the Bakken, Fayetteville, Haynesville and Eagle Ford shales
Well Service Fleet Age
Well Service Locations
Average year in service:  2007
68%
2007 or
newer
29%
3%
Williston
Bryan
Palestine
Longview
New Iberia
El Campo
Liberty
Kenedy
Conway
Laurel
2005-2006
2002-2004

Wireline and Fishing & Rental Overview

Wireline Services
Open and cased-hole wireline services
Fleet of 98 wireline units has an
average age of less than 6 years
Established in the Bakken, Barnett,
Marcellus, Haynesville, Niobrara,  and
Eagle Ford shales
Fishing & Rental Services
Range of specialized services and
equipment that are utilized on a non-
routine basis for both drilling and well
servicing operations
Overview
Locations
Williston
Dickinson
Cut Bank
Billings
Havre
Tyler
Bossier City
Broussard
Graham
Roosevelt
Pratt
Liberal
Hays
Casper
Buckhannon
Ft. Morgan
Brighton
Wray
Woodward
Pampa
Springtown
El Campo
Wireline
Fishing & Rental
Laredo
Laurel
Victoria

13 Industry and Market Conditions

2,200
1,800
1,400
1,000
600
5.0%
2.5%
0.0%
-2.5%
-5.0%
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Land Rigs
BHI Rolling 4-Week Avg. Weekly Change

1,200
1,000
800
600
400
200
0
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Oil
Horizontal

PIONEER DRILLING COMPANY

Recovery in U.S. Land Rig Count
1

Steady rig count improvement since the second half of 2009
Horizontal and oil rig counts have surpassed Fall 2008 peak levels
Land Rig Count Horizontal & Oil Rig Count
Source:  Baker Hughes.
Source:  Baker Hughes.
Oil
Fall ’08 Peak: 442
May 6, 2011:  934
Horizontal
Fall ’08 Peak: 650
May 6, 2011:  1,038

U.S. Lower 48 Nat Gas Production (Bcfd)
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034

ExxonMobil

STATOIL

Chevron

TOTAL

bp

PIONEER DRILLING COMPANY

Benefits of Growing Shale Plays

Oilfield service companies stand to benefit from shale production due to its lower risk development and increased service intensity (up to 3 - 5x conventional)
Reintroduction of the Majors in the U.S. market should result in greater activity levels
Recent U.S. Shale Investments
Source: Base production, Alaska, and LNG import data – EIA AEO 2010.
Growing Importance of Shale
$Millions
$40,991 12/14/2009
$4,700 5/28/2010
$3,375 11/11/2008
$3,200 11/9/2010
$2,250 12/30/2009
$1,900 9/2/2008
$1,050 6/30/2009

Base Production (all sources)
Unconventional Alaska LNG imports

U.S. Drilling & Completion Spend ($Billions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$111
$116
$104
$141
$110
$147
2010
2011
2012
Mar 2010 Estimate
Mar 2011 Estimate

Well Service / Workover Jobs (in thousands)
100
90
80
70
60
50
40
30
20
10
0
74
91
72
89
73
90
2010
2011
2012
Mar 2010 Estimate
Mar 2011 Estimate

PIONEER DRILLING COMPANY

Conclusion: Improving Oil Service Outlook

North American capital spending outlook much improved
Upstream Spending Outlook Well Service / Workover Jobs Outlook
Source:  Spears & Associates.
Source:  Spears & Associates.

17 Financials

$396
$417
$610
$326
$487
$555
$0
$150
$300
$450
$600
$750
2006 2007 2008 2009 2010 TTM
Q1
2011
$177
$145
$215
$75
$103
$126
$0
$50
$100
$150
$200
$250
2006 2007 2008 2009 2010 TTM
Q1
2011
Consolidated Revenue & Adjusted EBITDA
Revenue ($ millions) Adjusted EBITDA ($ millions)
Note: Fiscal year
end
was
changed
from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year
and
trailing twelve months information
derived
from
10K
and
10Q
filings.

Capitalization

($ in millions)
March 31, 2011
Cash $ 15.3
Revolving Credit Facility ($225)
(1)
42.0
Sr. Unsecured Notes 240.3
Other 2.3
Total Debt $ 284.6
Stockholders' Equity 392.8
Total Capitalization $ 677.5
Debt / LTM EBITDA
(2)
2.2x
Debt / Total Book Capitalization 42.0%
(1) Excludes $9.2 million of LCs outstanding.
(2)  Total consolidated leverage ratio as reported in form 10Q for 2011.

$160
$140
$120
$100
$80
$60
$40
$20
$0
$MMs
$154
$154
$147
$115
$131
$31
2006
2007
2008
2009
2010
Q1 2011

NOTE: CAPITAL EXPENDITURES REFLECTED HEREIN ARE DERIVED FROM COMPANY 10K AND 10Q CASHFLOW STATEMENT FILINGS.

PIONEER DRILLING COMPANY

Capital Expenditures 20

21 Appendix

Reconciliation of Adjusted EBITDA to Net Income
We define Adjusted EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization and impairments.
Although not prescribed under GAAP, we believe the presentation of Adjusted EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to Adjusted EBITDA is included in the table below. Adjusted EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.
($ in millions) 2006 2007 2008 2009 2010 Q1 2011
Adjusted EBITDA 176.6      144.5      214.8      74.9        103.2      31.7
Depreciation & Amortization (47.6)       (63.6)       (88.1)       (106.2)     (120.8)     (32.3)
Net Interest 3.6          3.3          (11.8)       (8.9)         (26.6)       (7.5)
Impairment Expense - - (171.5)     -          (3.3)         -
Income Tax (Expense) Benefit (47.7)       (27.3)       (6.1)         17.0        14.3        2.1
Net Income (Loss) 84.8        56.9        (62.7)       (23.2)       (33.3)       (6.0)
($ in millions)
Q2
2010
Q3
2010
Q4
2010
Q1
2011 TTM
Adjusted EBITDA 22.0        34.2        37.7        31.7        125.6
Depreciation & Amortization (29.6)       (30.8)       (31.5)       (32.3)       (124.2)
Net Interest (7.1)         (7.6)         (7.8)         (7.5)         (30.0)
Impairment Expense -          -          (3.3)         -          (3.3)
Income Tax (Expense) Benefit 4.5          1.6          (1.0)         2.1          7.2
Net Income (Loss) (10.1)       (2.6)         (6.0)         (6.0)         (24.7)
TTM

PIONEER DRILLING
COMPANY

PIONEER DRILLING COMPANY

23